ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Prospectus and Summary Prospectuses

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) and the Summary Prospectuses (each, the Summary Prospectus) for the AST Goldman Sachs Global Income Portfolio and the AST T. Rowe Price Diversified Real Growth Portfolio, and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust Prospectus.

A.	AST Goldman Sachs Global Income Portfolio: Revision to Portfolio Fees and Expenses

The Prospectus and Summary Prospectus for the AST Goldman Sachs Global Income Portfolio are revised as follows, effective July 1, 2017:

I.	The following table hereby replaces the Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus and the Summary Section of the Prospectus relating to the AST Goldman Sachs Global Income Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.05%
=Total Annual Portfolio Operating Expenses	0.93%
-Fee Waiver and/or Expense Reimbursement	-0.01%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%

(1) The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus and the Summary Section of the Prospectus relating to the AST Goldman Sachs Global Income Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Global Income	$94	$295	$514	$1,142

B.	AST T. Rowe Price Diversified Real Growth Portfolio: Revision to Portfolio Fees and Expenses

The Prospectus and Summary Prospectus for the AST T. Rowe Price Diversified Real Growth Portfolio are revised as follows, effective June 1, 2017:

I.	The following table hereby replaces the Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus and the Summary Section of the Prospectus relating to the AST T. Rowe Price Diversified Real Growth Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	1.19%
+Acquired Fund Fees and Expenses	0.06%
=Total Annual Portfolio Operating Expenses	2.23%
-Fee Waiver and/or Expense Reimbursement	-1.18%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%

(1) The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2018. The Manager has also contractually agreed to waive an additional 0.008% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the Portfolio’s average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP3